UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):          FEBRUARY 20, 2007


                                GTC TELECOM CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                    000-25703             88-0318246
       (State or other               (Commission         (I.R.S. Employer
jurisdiction of incorporation)       File Number)       Identification No.)


                           3151 AIRWAY AVE., SUITE P-3
                              COSTA MESA, CA 92626
              (Address of principal executive offices)  (zip code)


                                 (714) 549-7700
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  4.02     NON-RELIANCE  ON  PREVIOUSLY  ISSUED  FINANCIAL  STATEMENTS  OR A
RELATED  AUDIT  REPORT  OR  COMPLETED  INTERIM  REVIEW

     On February 20, 2007, we concluded that our previously reported financial statements for the fiscal year ended June 30, 2005; the interim quarters ended September 30, 2005, December 31, 2005, and March 31, 2006; the fiscal year ended June 30, 2006; the interim quarter ended September 30, 2006; and the interim quarter ended December 31, 2006, incorrectly calculated minority interest. In preparing our financial statements for the quarter ended December 31, 2006, we discovered the errors for the previous periods, which resulted in an increase in the minority interest capital balances and correspondingly allocated additional income amounts to these minority interest holders. After reviewing our filings for the above-mentioned periods the incorrect amounts were determined to be immaterial, except for our Annual Report on Form 10-KSB for June 30, 2006. Therefore, we will be filing an amended Annual Report on Form 10-KSB/A for June 30, 2006 to make the necessary corrections to the minority interest for this period, and an amended Quarterly Report on Form 10-QSB/A for December 31, 2006, which will present the corrections to the minority interest and other affected accounts for all the above-referenced periods in a Note to the financial statements. The revisions will result in the reclassification of certain amounts to minority interest in consolidated subsidiaries, accumulated other comprehensive loss, and accumulated deficit on the balance sheet for these periods and a corresponding net loss to shareholders.

     Our authorized officers have discussed the matters disclosed in this filing with our independent accountants. We anticipate that restated financials statements for the effected periods will be filed with the Securities and Exchange Commission shortly.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2007                      GTC Telecom Corp.,
                                              a Nevada corporation


                                                  /s/ S. Paul Sandhu
                                              ----------------------------------
                                              By: S. Paul Sandhu
                                              Its: Chief Executive Officer


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